SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 20, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



   Delaware                        0-28538                        13-5630895
 -------------------------------------------------------------------------------
   (State or other              (Commission                     (IRS Employer
   jurisdiction of              File Number)                    Identification
   incorporation)                                               Number)



 1999 Broadway, Suite 4300, Denver, CO                            80202
 -------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


                                 (303) 296-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On September 19 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has received a proposal from Valhi, Inc. to exchange the 40,350,931 shares of common stock of NL Industries, Inc. held by Valhi, Inc. and Tremont Corporation for a combination of newly issued shares of common stock and debt securities of the Registrant.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

  (c)    Exhibits

         Item No.   Exhibit List
         --------  -------------------------------------------------------------

         99.1       Press Release dated September 19, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TITANIUM METALS CORPORATION
                                 (Registrant)




                                 By: /s/Joan H. Prusse
                                 -----------------------------------------------
                                 Joan H. Prusse
                                 Vice President, Deputy General Counsel
                                 and Secretary



Date: September 20, 2001

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                                        CONTACT:

Titanium Metals Corporation                          Mark A. Wallace
1999 Broadway, Suite 4300                            Executive Vice President
       Denver, Colorado 80202                        and Chief Financial Officer
                                                     (303) 296-5615

            VALHI PROPOSES TO EXCHANGE NL INDUSTRIES COMMON STOCK FOR
                        TIMET EQUITY AND DEBT SECURITIES

     DENVER, COLORADO . . . September 19, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that it has received a proposal from Valhi, Inc. (NYSE: VHI) to exchange the 40,350,931 shares of common stock of NL Industries, Inc. (NYSE: NL) held by Valhi and Tremont Corporation (NYSE: TRE) for a combination of newly issued shares of TIMET common stock and TIMET debt securities. Valhi has proposed an exchange ratio of 1.65 to 2.00 common shares of TIMET plus debt securities with a principal amount of $10.00 to $12.00 for each share of NL held by Valhi and Tremont. Valhi and Tremont currently own approximately 60.9% and 20.6%, respectively, of NL's 49.5 million outstanding common shares. Tremont owns approximately 38.5% of TIMET's 31.9 million outstanding common shares.

     TIMET said it expects to discuss the proposal submitted by Valhi at the regularly scheduled meeting of its Board of Directors on September 29, 2001. TIMET said it will likely form a special committee comprised of independent members of its Board of Directors to consider the terms and conditions under which such transaction might be completed.

     J. Landis Martin, Chairman and Chief Executive Officer of TIMET, said, "We plan to consider this transaction at our next Board meeting. From my point of view, this transaction could provide substantial benefits by giving TIMET a line of business that historically has achieved consistent operating profits and cash flow, and by giving us a stronger capital base upon which to build future growth. We do not envision any significant change in the management of either TIMET or NL should the transaction be completed."

     TIMET will host a conference call to discuss this matter on September 20, 2001 at 10:30 a.m. (EDT). On the call will be J. Landis Martin and Mark A. Wallace, Chief Financial Officer. Participants can access the call by dialing
(888) 408-5406 (domestic) and (303) 262-3305 (international). A taped replay of the call will be available until 11:59 p.m. (EDT) on September 27, 2001 by calling (800) 475-6701 (domestic) and (320) 365-3844 (international). The access code for the replay is 604144.

     The statements in this release and the conference call relating to matters that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "looks," "should," "could, " "anticipates," "expects" or comparable terminology or by discussions of strategy or trends. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results. Actual future results could differ materially from those described in such forward-looking statements, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Among the factors that could cause actual results to differ materially are risks and uncertainties including, but not limited to, the cyclicality of the commercial aerospace industry, the performance of aerospace manufacturers under their long-term purchase agreements with the Company, the difficulty in forecasting demand for titanium products, global economic conditions, global productive capacity for titanium, changes in product pricing, the impact of long-term contracts with vendors on the ability of the Company to reduce or increase supply or achieve lower costs, the possibility of labor disruptions, fluctuations in currency exchange rates, control by certain stockholders and possible conflicts of interest, uncertainties associated with new product development, the supply of raw materials and services, changes in raw material and other operating costs (including energy costs) and other risks and uncertainties included in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company assumes no duty to update any forward-looking statements.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.


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